EXHIBIT 10.1

FOURTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is made and entered into as of July 6, 2005 by and between Acceris Communications Inc., formerly known as I-Link Incorporated, a Florida corporation (the “Borrower”) and Counsel Corporation (US), a Delaware corporation (the “Lender”).

WHEREAS, the Borrower and Lender are parties to an Amended and Restated Loan Agreement as further amended, dated January 30, 2004 (the "Loan Agreement”) and the parties desire to further amend the Loan Agreement with effect from May 16, 2005 (“the Effective Date”) as provided herein.

NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which is hereby acknowledged it is agreed as follows:

1. Extension of Maturity Date. Effective as of the Effective Date, Section 2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Upon the legal Closing of the transaction with North Central Equity LLC (the “Transaction”) for the sale of substantially all of the telecommunication assets of Acceris Communications Corp, all borrowings hereunder, together with any interest thereon, shall be due and payable on December 31, 2006 (the “Maturity Date”). In the event that legal Closing of the Transaction fails to occur, all borrowings hereunder, together with any interest thereon, shall be due and payable on April 30, 2006 (the “Maturity Date”). Interest shall accrue and be compounded quarterly and shall result in a corresponding increase in the principal amount of the Indebtedness.

2. Effect on Loan Agreement and Loan Note. This Fourth Amendment is not intended, nor shall it be construed, as a modification or termination of the Amended and Restated Debt Restructuring Agreement, dated October 15, 2002. Except as expressly provided herein, the Loan Agreement and the Note annexed thereto are hereby ratified and confirmed and remain in full force and effect in accordance with their respective terms.

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Fourth Amendment as of July 6, 2005 .

[See attached signature page]

[Signature page to Fourth Amendment to Amended and Restated Loan Agreement, dated January 30, 2004]

ACCERIS COMMUNICATIONS INC.

By:__________________________
Name:
Title:

COUNSEL CORPORATION (US)

By:__________________________
Name:
Title: